Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

CAI International Inc. (the “Company”)
Wells Fargo Securities, LLC
Deutsche Bank Securities Inc.
RBC Capital Markets, LLC
BofA Securities, Inc.
MUFG Securities Americas Inc.
(together, the “Specified Parties”)

Re: CAL Funding IV Limited, Series 2020-1 - Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “CAL Funding IV Series 2020-1 - Data Tape as of 07.31.2020 (2).xlsb” (the “Data File”), provided to us on August 19, 2020, containing certain information related to 305,394 containers (the “Containers”) as of July 31, 2020 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering of CAL Funding IV Limited, Series 2020-1. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that Original Cost and Book Value were within 3.0%, and Manufacture Date was within 30 days.

•
The term “Sources” refers to the following documents and information provided by the Company: Invoices, Certificates of Acceptance, Certificates of Inspection, Production Certificates, a schedule detailing the historical changes to the residual value for certain Sample Containers (the “Historical Depreciation Scheme”), Lease Agreement (which may be executed or un-executed copies), Name Change Acknowledgement, an electronic file listing the last container delivery dates on the leases related to certain Sample Containers (the “Lot Dates”), electronic files listing the current container delivery dates on the leases related to certain Sample Containers (the “Open Bookings”), screenshots from the Company’s asset and contract management system (the “System Screenshots”), electronic mail correspondence confirming the Company’s estimate of sale value for a Sample Container at the end of the lease (the “Estimated Sale Value”), and electronic mail correspondence confirming the Company’s determination of economic life of the Sample Containers (the “Economic Life”).

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

A.
The Company instructed us to select a random sample of 50 Containers (the “Sample Containers”) from the Data File. A listing of the Sample Containers is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Containers that we were instructed to randomly select from the Data File.

B.
For each Sample Container, we compared or recomputed the attributes listed below to or using the corresponding information contained in the Sources. The Specified Parties indicated that the absence of any of the Sources, or the inability to agree the indicated information from the Data File to the Sources, utilizing the instructions provided by the Company, as applicable, for each of the attributes identified constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attribute	Sources/Company’s Instructions

Container Unit ID	Invoice

Original Cost	Invoice For Sample Container #49, the Company instructed us to recompute the Original Cost as the sum of the container unit price and repo cost (stated in respective Invoices).

Book Value
For each Sample Container subject to Lease Classification “Long Term,” recompute the Book Value using the straight-line depreciation method based on the Original Cost, Depreciation Life, Residual Value, and Lease Out Date stated in the Data File.

For Sample Containers #44 through #47, the Depreciation Life and Residual Value and were not stated in the Data File, and the Book Value was equal to the Original Cost. The Lease Out Dates stated in the Data File were in the second half of July 2020. The Company informed us that the depreciation for these Sample Containers started in August 2020. As such, the Book Values for Sample Containers #44 through #47 were equal to the Orignal Cost and not considered to be exceptions.

For Sample Containers #20, #23, #24, #37, #39, and #44, the Company informed us that the Residual Value had changed over time. The Company instructed us to recompute the Book Value using the straight-line depreciation method based on the Original Cost and Depreciation Life stated in the Data File, and the Residual Values and corresponding effective dates stated in the Historial Depreciation Scheme.

For each Sample Container subject to a Lease Classification of “Finance,” recompute the Book Value as the present value of the Purchase Option Amount stated in the Data File and remaining monthly lease payments as of the Cutoff Date, using the discount rate stated in the Data File. The Company instructed us to recompute the remaining monthly lease payments based on the Per Diem Rate in Local Currency and the Lease Expiration Date stated in the Data File.

Attribute	Sources/Company’s Instructions

Manufacture Date	Date of the Certificate of Acceptance, Certificate of Inspection, Production Certificate, orthe oldest “Gate Date” appearing on the System Screenshot

Age (months)	Recompute as the difference between the Manufacture Date stated in the Data File and the Cutoff Date, rounded up to the nearest number of months.

Equipment Type	Invoice, using instructions provided by the Company regarding acceptable abbreviations of Equipment Types listed in Exhibit B

Customer Name
Lease Agreement

For Sample Container #1, the Customer’s Name stated in the Data File did not agree to the Lease Agreement. The Company informed us that the Customer’s Name stated in the Data File was the entity formed as a result of a legal name change of the lessee named in the Lease Agreement. We observed the name change in the Name Change Acknowledgement. This was not considered an exception.

Lease Classification
Lease Agreement

We were instructed by the Company to consider the Lease Classification to be:

-     “Long Term” if the Lease Agreement required a lease term of greater than one year, and did not include a purchase option at the end of the lease term with a purchase price lower than the then depreciated value of the Sample Container;

-     “Finance” if (i) the Lease Agreement included a purchase option at the end of the lease term with a purchase price lower than the then depreciated value of the Sample Container; or (ii) the lease term was greater than 75% of the Sample Container' remaining Economomic Life as of the lease start date.

Currency	Lease Agreement

Per Diem Rate in Local Currency	Lease Agreement

Lease Expiration Date
Lease Agreement

If the Lease Agreement required a lease term starting on a specified Effective Date or Lease Commencement Date (“LCD”), recompute the Lease Expiration Date by adding the lease term to the Effective Date or LCD.

If the Lease Agreement required a lease term starting on an LCD, but the LCD was not specified or was subject to the last container delivery date, and the last container delivery date has not been determined, recompute the Lease Expiration Date by adding the lease term to the 1st day of the month following the first container delivery date stated in the Open Booking. If the last container delivery date has been determined, recompute the Lease Expiration Date by adding the lease term to the 1st day of the month following the Lot Date.

Attribute	Sources/Company’s Instructions

If the Lease Agreement required a lease term starting on the earlier of the end of a Supply Period and the last container delivery date, recompute the Lease Expiration Date by adding such lease term to the 1st day of the month following the Lot Date.

If the Lease Agreement stated the Lease Expiration Date as December 31 of the year when the the Sample Container reached a certain years of age, recompute the Lease Expiration Date by adding such number of years of age to December 31 of the year of the Sample Container’s Manufacture Date stated in the Data File.

Purchase Option Amount
Lease Agreement

The Company instructed us only to perform this procedure for Sample Containers with a Lease Classification of “Finance.” In the event the Purchase Option Amount was zero in the Data File, the Company instructed us to consider the information to be in agreement if the purchase price stated in the Lease Agreement was $1.00. For Sample Container #30, for which the Lease Agreement did not include a purchase price, the Company instructed us compare the Purchase Option Amount to the Estimated Sale Value.

The information regarding the Sample Containers was found to be in agreement with the respective information stated in the Sources, except as noted in Exhibit C.

C.
For each Sample Container, we observed an “Active” status in the System Screenshot or the presence of an executed Lease Agreement. We make no representation regarding the authenticity of the signature(s) on the Lease Agreement.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Sources, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Containers, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Sources which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition of the Containers to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Containers being securitized, (iii) the compliance of the lessor of the Containers with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Containers that would be material to the likelihood that the issuer of the asset‑backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA
August 24, 2020

Exhibit A

The Sample Containers

Sample Container Number	Container ID	Sample Container Number	Container ID
1	CAXU340491	26	CAIU791482
2	CAIU620997	27	CAIU718478
3	CAIU713922	28	CAIU771129
4	CAIU736078	29	CAIU965480
5	CAIU736444	30	CAXU936356
6	CAIU621103	31	CAIU937833
7	CAIU622076	32	CAIU949197
8	CAIU773724	33	CAIU981976
9	CAIU743267	34	CAIU986407
10	CAIU746442	35	CAIU987280
11	CAIU760670	36	CAIU700363
12	CAXU274601	37	CAIU331997
13	CAXU274630	38	CAIU789243
14	CAIU800513	39	CNEU497754
15	CAIU450073	40	CAIU769487
16	CAIU468376	41	CAIU633707
17	CAIU492292	42	CAIU796021
18	CAIU646183	43	CAIU796447
19	CAIU423761	44	CAIU901888
20	CAIU344889	45	CAAU210911
21	CAIU384611	46	CAIU698775
22	CNEU455746	47	CAIU699254
23	CAIU971245	48	CAIU456687
24	CAIU330967	49	CAAU501936
25	CAIU426335	50	CAIU454340

Exhibit B

Acceptable Equipment Type Abbreviations provided by the Company

Equipment Type	Acceptable Abbreviations

20' Dry Van Container	20'X8'X8'6" DRY VAN CONTAINER
20'X8'X8'6" ISO 1CC DRY VAN CONTAINER
20'X8'X8'6" Dry Cargo Containers
20' x 8' x8'6" STEEL DRY CONTAINER
20'X8'X8'6'' ISO dry cargo container
20' x 8' x 8'6" Dry Container
20'X8'X8'6" DRY CONTAINER
20' TEU Standard Dry Containers

40' High Cube Container	40' HC
40HC Dry Cargo Container
40'X8'X9'6" DRY VAN CONTAINER
40'X8'X9'6" ISO 1AAA DRY VAN CONTAINER
40'X8'9'6" ISO 1AAA DRY CARGO CONTAINERS
40'x8'x9'6" DRY CARGO CONTAINERS
40'X8'X9'6" Steel Dry Cargo Container
40'X8'X9'6" DRY CONTAINER
ISO 40HC Containers
40'X8'X9'6" TYPE STEEL DRY CARGO CONTAINERS
40' x 8' x 9'6" Steel High Cube Containers

45' 9'6" Palletwide C44	45' x 2.5m x 9'6" Type Dry Cargo Container

40' 9'6" Palletwide Cell	40'HC PW CONTAINERS

Exhibit C

Exception List

Sample Container Number	Container ID	Attribute	Per Data File	Per Source

37	CAIU331997	Lease Expiration Date	1/31/2020	11/30/2019